EXHIBIT 99.1

JOINT FILING AGREEMENT

          In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing on behalf of each of them of a Statement on Schedule 13D (including any and all amendments thereto) with respect to the Common Stock, par value $0.10 per share, of LSB Industries, Inc., and further agree that this Joint Filing Agreement shall be included as an Exhibit to such joint filings.

          The undersigned further agree that each party hereto is responsible for the timely filing of such Statement on Schedule 13D and any amendments thereto, and for the accuracy and completeness of the information concerning such party contained therein; provided, however, that no party is responsible for the accuracy or completeness of the information concerning any other party, unless such party knows or has reason to believe that such information is inaccurate.

          This Joint Filing Agreement may be signed in counterparts with the same effect as if the signature on each counterpart were upon the same instrument.

          IN WITNESS WHEREOF, the undersigned have executed this Agreement as of January 9, 2001.

JAYHAWK INSTITUTIONAL PARTNERS, L.P.

By:  Jayhawk Capital Management, L.L.C.,
        Its general partner

        By: /s/ Kent C. McCarthy
             Kent C. McCarthy, Manager

JAYHAWK INVESTMENTS, L.P.

By:  Jayhawk Capital Management, L.L.C.,
        Its general partner
        By: /s/ Kent C. McCarthy
             Kent C. McCarthy, Manager

By:  Jayhawk Capital Management, L.L.C.,
        Its general partner

        By: /s/ Kent C. McCarthy
             Kent C. McCarthy, Manager

JAYHAWK CAPITAL MANAGEMENT, L.L.C.

        By: /s/ Kent C. McCarthy
             Kent C. McCarthy, Manager

Signature

          After reasonable inquiry and to the best of my knowledge and belief, the undersigned certifies that the information set forth in this statement is true, complete and correct.

Dated:  March 17, 2002

JAYHAWK INSTITUTIONAL PARTNERS, L.P.

By:  Jayhawk Capital Management, L.L.C.,
        Its general partner

        By: /s/ Kent C. McCarthy
             Kent C. McCarthy, Manager

JAYHAWK INVESTMENTS, L.P.

By:  Jayhawk Capital Management, L.L.C.,
        Its general partner

        By: /s/ Kent C. McCarthy
             Kent C. McCarthy, Manager

By:  Jayhawk Capital Management, L.L.C.,
        Its general partner

        By: /s/ Kent C. McCarthy
             Kent C. McCarthy, Manager

JAYHAWK CAPITAL MANAGEMENT, L.L.C.

        By: /s/ Kent C. McCarthy
             Kent C. McCarthy, Manager